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Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
CENTEX HOME EQUITY LOAN TRUST 2005-D
09/1/05 ACTUAL BALANCES

Fixed/Arm:	ARM& Fixed Rate

Total Current Balance:	137,002,147
Total Original Balance:	137,023,228

Number Of Loans:	580

			Minimum	Maximum
Average Current Balance:	$236,210.60		$59,200.00	$625,600.00
Average Original Balance:	$236,246.94		$59,200.00	$625,600.00
Average Appraisal Value:	$300,877.12		$74,000.00	$820,000.00
Average Purchase Price:	$294,492.45		$0.00	$781,980.00
Average Collateral Value:	$299,262.18		$74,000.00	$818,000.00

Weighted Average Gross Coupon:	6.571%		5.250	9.150%

Weighted Average Gross Margin:	4.676%		2.900	8.300%
Weighted Average Initial Rate Cap:	2.998%		2.000	3.000%
Weighted Average Period Rate Cap:	1.500%		1.000	2.000%
Weighted Average Minimum Rate:	6.566%		5.250	9.150%
Weighted Average Maximum Rate:	13.565%		12.250	16.150%

Weighted Average Initial Reset Frequency:	27	months	24	36	months
Weighted Average Reset Frequency:	6	months	6	6	months
Weighted Average Next Reset:	25.81	months	18.00	36.00	months

Weighted Average Combined Orig Ltv:	80.20%		21.33	100.00%
Weighted Average Combined Orig Ltv W Ss:	84.91%		21.33	100.81%

Weighted Average Fico Score:	634		536	790

Weighted Average Back-End Ratio:	40.39%		1.96	54.99%

Weighted Average Orig Amort Term:	360.00	months	360.00	360.00	months
Weighted Average Original Term:	360.00	months	360.00	360.00	months
Weighted Average Remaining Term:	358.38	months	354.00	360.00	months
Weighted Average Seasoning:	1.62	months	0.00	6.00	months

Weighted Average Prepay Term:	30.46	months	0.00	36.00	months

Top State Concentrations ($):	45.22 % California, 9.69 % Florida, 6.29 % Arizona
Maximum Zip Code Concentration ($):	3.13% 92563

Origination Date:			Jan 10, 2005	Aug 17, 2005
First Pay Date:			Mar 01, 2005	Oct 01, 2005
Paid To Date:			Jul 01, 2005	Oct 01, 2005
Mature Date:			Feb 01, 2035	Sep 01, 2035
1St Rate Adj Date:			Feb 01, 2007	Aug 01, 2008
Next Rate Adj Date:			Feb 01, 2007	Aug 01, 2008

Interest Only
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 ARM IO	376	95,463,020.28	69.68
3/27 ARM IO	189	38,123,616.87	27.83
Fixed Rate IO	15	3,415,509.81	2.49
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
POOL:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	580	137,002,146.96	100.00
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01:Current	580	137,002,146.96	100.00
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 Mo LIBOR ARM	376	95,463,020.28	69.68
3/27 6 Mo LIBOR ARM	189	38,123,616.87	27.83
Fixed Rate	15	3,415,509.81	2.49
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIXED/ARM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
ARM	565	133,586,637.15	97.51
Fixed Rate	15	3,415,509.81	2.49
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Second	411	98,894,910.38	72.18
Silent Second	169	38,107,236.58	27.82
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
59,200 - 100,000	31	2,605,949.96	1.90
100,001 - 150,000	124	15,994,241.76	11.67
150,001 - 200,000	104	17,917,486.55	13.08
200,001 - 250,000	98	22,125,311.70	16.15
250,001 - 300,000	76	20,728,091.52	15.13
300,001 - 350,000	51	16,543,993.33	12.08
350,001 - 400,000	38	14,363,773.22	10.48
400,001 - 450,000	32	13,608,986.92	9.93
450,001 - 500,000	16	7,634,124.76	5.57
500,001 - 550,000	7	3,674,587.24	2.68
550,001 - 600,000	2	1,180,000.00	0.86
600,001 - 625,600	1	625,600.00	0.46
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
59,200 - 100,000	31	2,605,949.96	1.90
100,001 - 150,000	124	15,994,241.76	11.67
150,001 - 200,000	104	17,917,486.55	13.08
200,001 - 250,000	98	22,125,311.70	16.15
250,001 - 300,000	76	20,728,091.52	15.13
300,001 - 350,000	51	16,543,993.33	12.08
350,001 - 400,000	38	14,363,773.22	10.48
400,001 - 450,000	32	13,608,986.92	9.93
450,001 - 500,000	16	7,634,124.76	5.57
500,001 - 550,000	7	3,674,587.24	2.68
550,001 - 600,000	2	1,180,000.00	0.86
600,001 - 625,600	1	625,600.00	0.46
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.250 - 5.500	21	6,462,812.38	4.72
5.501 - 6.000	107	26,841,948.67	19.59
6.001 - 6.500	168	41,150,029.15	30.04
6.501 - 7.000	141	33,713,405.40	24.61
7.001 - 7.500	73	15,411,246.96	11.25
7.501 - 8.000	43	8,463,188.05	6.18
8.001 - 8.500	21	4,043,048.68	2.95
8.501 - 9.000	5	799,467.67	0.58
9.001 - 9.150	1	117,000.00	0.09
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.900 - 3.000	2	554,250.00	0.41
3.001 - 4.000	97	25,448,242.65	19.05
4.001 - 5.000	306	74,183,085.09	55.53
5.001 - 6.000	117	24,977,861.10	18.70
6.001 - 7.000	33	6,671,839.80	4.99
7.001 - 8.000	9	1,605,535.54	1.20
8.001 - 8.300	1	145,822.97	0.11
Total	565	133,586,637.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.250 - 6.000	128	33,304,761.05	24.93
6.001 - 7.000	296	72,020,640.55	53.91
7.001 - 8.000	114	23,301,719.20	17.44
8.001 - 9.000	26	4,842,516.35	3.63
9.001 - 9.150	1	117,000.00	0.09
Total	565	133,586,637.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
12.250 - 13.000	128	33,304,761.05	24.93
13.001 - 14.000	297	72,252,690.54	54.09
14.001 - 15.000	113	23,069,669.21	17.27
15.001 - 16.000	26	4,842,516.35	3.63
16.001 - 16.150	1	117,000.00	0.09
Total	565	133,586,637.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000	1	232,049.99	0.17
3.000	564	133,354,587.16	99.83
Total	565	133,586,637.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIOD RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	1	232,049.99	0.17
1.500	563	133,237,587.16	99.74
2.000	1	117,000.00	0.09
Total	565	133,586,637.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	565	133,586,637.15	100.00
Total	565	133,586,637.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	580	137,002,146.96	100.00
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
354 - 360	580	137,002,146.96	100.00
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	79	20,082,416.67	14.66
1 - 3	494	115,622,117.01	84.39
4 - 6	7	1,297,613.28	0.95
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	79	20,082,416.67	14.66
1 - 6	501	116,919,730.29	85.34
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIG LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
21.33 - 25.00	1	159,477.31	0.12
30.01 - 35.00	1	214,210.00	0.16
35.01 - 40.00	1	186,000.00	0.14
40.01 - 45.00	5	905,448.18	0.66
45.01 - 50.00	5	724,499.16	0.53
50.01 - 55.00	2	279,600.00	0.20
55.01 - 60.00	3	694,569.97	0.51
60.01 - 65.00	19	4,224,618.57	3.08
65.01 - 70.00	17	4,100,637.49	2.99
70.01 - 75.00	32	9,951,899.45	7.26
75.01 - 80.00	315	72,283,433.51	52.76
80.01 - 85.00	43	10,244,339.44	7.48
85.01 - 90.00	105	26,049,721.70	19.01
90.01 - 95.00	30	6,837,869.21	4.99
95.01 - 100.00	1	145,822.97	0.11
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BACK-END RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.96 - 5.00	1	136,000.00	0.10
5.01 - 10.00	1	160,800.00	0.12
10.01 - 15.00	1	124,248.19	0.09
15.01 - 20.00	8	1,691,461.98	1.23
20.01 - 25.00	16	3,288,535.83	2.40
25.01 - 30.00	40	8,399,862.41	6.13
30.01 - 35.00	59	15,659,885.85	11.43
35.01 - 40.00	121	27,935,018.74	20.39
40.01 - 45.00	157	37,623,672.62	27.46
45.01 - 50.00	132	32,162,385.79	23.48
50.01 - 54.99	44	9,820,275.55	7.17
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
536 - 550	2	269,300.00	0.20
551 - 575	15	3,824,444.48	2.79
576 - 600	109	23,472,789.69	17.13
601 - 625	153	35,678,705.49	26.04
626 - 650	143	32,843,929.76	23.97
651 - 675	89	23,540,718.44	17.18
676 - 700	36	9,159,746.31	6.69
701 - 725	17	4,198,034.06	3.06
726 - 750	10	2,537,209.73	1.85
751 - 775	3	465,720.00	0.34
776 - 790	3	1,011,549.00	0.74
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	377	87,174,391.40	63.63
No Prepayment Penalty	203	49,827,755.56	36.37
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OPREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	203	49,827,755.56	36.37
12	37	10,276,369.50	7.50
24	87	19,700,725.37	14.38
36	253	57,197,296.53	41.75
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	395	92,452,153.76	67.48
PUD	131	33,889,686.77	24.74
Condominium	40	7,887,155.44	5.76
Townhouse	14	2,773,150.99	2.02
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	580	137,002,146.96	100.00
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fully Amortizing	580	137,002,146.96	100.00
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Y	580	137,002,146.96	100.00
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
24	22	4,745,921.77	3.46
36	14	3,046,064.67	2.22
60	544	129,210,160.52	94.31
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	258	62,701,955.30	45.77
Purchase	224	53,780,184.21	39.25
Rate/Term Refinance	98	20,520,007.45	14.98
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	580	137,002,146.96	100.00
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	445	99,018,975.63	72.28
Stated Documentation	131	36,771,485.33	26.84
Limited Documentation	4	1,211,686.00	0.88
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	578	136,627,146.96	99.73
B	2	375,000.00	0.27
Total	580	137,002,146.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	41	8,613,481.70	6.29
California	190	61,955,467.77	45.22
Colorado	39	7,115,177.97	5.19
Connecticut	4	988,513.98	0.72
Delaware	1	85,500.00	0.06
Florida	70	13,280,718.57	9.69
Georgia	24	4,018,980.48	2.93
Idaho	1	220,800.00	0.16
Illinois	3	501,133.00	0.37
Indiana	1	178,524.00	0.13
Kansas	1	116,000.00	0.08
Kentucky	2	171,199.98	0.12
Louisiana	1	135,897.33	0.10
Maine	1	128,439.00	0.09
Maryland	25	5,569,623.24	4.07
Massachusetts	4	1,152,400.00	0.84
Michigan	6	1,252,795.56	0.91
Minnesota	7	1,218,937.06	0.89
Missouri	4	756,120.99	0.55
Montana	1	75,048.00	0.05
Nebraska	2	366,261.00	0.27
Nevada	14	3,029,430.70	2.21
New Jersey	2	399,844.70	0.29
New Mexico	5	588,578.30	0.43
New York	1	201,600.00	0.15
North Carolina	8	1,438,924.45	1.05
Ohio	10	1,841,146.49	1.34
Oregon	4	537,882.24	0.39
Pennsylvania	2	326,198.65	0.24
Rhode Island	2	356,059.43	0.26
South Carolina	6	1,205,114.99	0.88
Tennessee	3	402,164.00	0.29
Texas	17	1,973,685.96	1.44
Utah	9	1,345,082.49	0.98
Virginia	28	7,411,211.49	5.41
Washington	36	7,125,668.46	5.20
West Virginia	3	599,284.99	0.44
Wisconsin	2	319,249.99	0.23
Total	580	137,002,146.96	100.00